Exhibit 32
                                                                      ----------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Nova International Films, Inc. (the Company), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2003                        /s/ Gao Wanjun
                                               -------------------------
                                               Gao Wanjun
                                               Chief Executive Officer


Date: November 14, 2003                        /s/  Wang  Yufei
                                               -------------------------
                                               Wang  Yu  fei
                                               Chief  Financial  Officer


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